UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 8.01 Other Events.
On May 11, 2016, the U.S. District Court for the District of Nebraska ruled on several post-trial motions in the previously disclosed patent lawsuit filed by Exmark Manufacturing Company, Inc. (“Exmark”) against Briggs & Stratton Power Products Group, LLC (“BSPPG”), a wholly owned subsidiary of Briggs & Stratton Corporation (the “Company”) (Case No. 8:10CV187, U.S. District Court for the District of Nebraska). In the lawsuit, Exmark alleged that two BSPPG mower deck designs infringed an Exmark mower deck patent. Following the trial of that matter, the jury found that BSPPG’s current mower deck design does not infringe the Exmark patent. The court had previously ruled that a prior BSPPG mower deck design did infringe the Exmark patent. As to that design, the jury awarded Exmark $24.3 million in damages and found that the infringement was willful, which would allow the judge to enhance the jury’s damages award post-trial. In its post-trial rulings on May 11, 2016, the court entered judgment against BSPPG and in favor of Exmark in the amount of $24.3 million in compensatory damages, an additional $24.3 million in enhanced damages, and $1.5 million in pre-judgment interest along with post-judgment interest and costs to be determined. BSPPG and the Company strongly disagree with the jury verdict, certain rulings made before and during trial, and the May 11, 2016 post-trial rulings. BSPPG intends to vigorously pursue its rights on appeal. As of March 27, 2016, the Company had not accrued any liability in its financial statements for this lawsuit. In assessing whether the Company should accrue a liability in its financial statements as a result of the May 11, 2016 post-trial rulings, the Company considered various factors, including the legal and factual circumstances of the case, the trial record, the post-trial orders, the current status of the proceedings, applicable law, the views of legal counsel, and the likelihood of successful appeals. At the present time, the Company does not anticipate that it will accrue any amounts in its financial statements for the fiscal year ending July 3, 2016 related to this matter.

Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including statements relating to the Company’s and BSPPG’s intentions with respect to appeal remedies. These statements are based on the Company’s and BSPPG’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements, relating to, among other things, the ability to successfully prevail on appeal, the impact of any final judgment on the Company’s consolidated financial results, and other factors disclosed from time to time in the Company’s SEC filings or otherwise, including the factors discussed in Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K. The Company undertakes no obligation to update forward-looking statements made in this Form 8-K to reflect events or circumstances after the date hereof.

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: May 16, 2016	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President, General Counsel and Secretary
Duly Authorized Officer

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